UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 10, 2019 (Date of earliest event reported)

NOVAGOLD RESOURCES INC.
(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-31913	N/A
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

201 South Main Street, Suite 400, Salt Lake City, Utah 84111
(Address of principal executive offices) (Zip Code)

(801) 639-0511
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 7.01 Regulation FD Disclosure

On April 10, 2019, NOVAGOLD RESOURCES INC. (the “Company”) issued a press release entitled “SAVE THE DATE: NOVAGOLD 2019 Annual Meeting of Shareholders Conference Call and Webcast.” The press release is attached hereto as Exhibit 99.1.

The information contained in the press release attached hereto is being furnished in accordance with General Instruction B.2. of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Furnished herewith as Exhibit 99.1 and incorporated by reference herein is a copy of the press release entitled “SAVE THE DATE: NOVAGOLD 2019 Annual Meeting of Shareholders Conference Call and Webcast.”

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release of NOVAGOLD RESOURCES INC. dated April 10, 2019 entitled “SAVE THE DATE: NOVAGOLD 2019 Annual Meeting of Shareholders Conference Call and Webcast”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2019	NOVAGOLD RESOURCES INC.

	By:	/s/ David A. Ottewell
David A. Ottewell
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of NOVAGOLD RESOURCES INC. dated April 10, 2019 entitled “SAVE THE DATE: NOVAGOLD 2019 Annual Meeting of Shareholders Conference Call and Webcast”